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                              AMENDED AND RESTATED
                             SUBSCRIPTION AGREEMENT

                  This Amended and Restated Subscription Agreement (the "Agreement") is made this 23rd day of May, 2000 by and between Beeland Management Company, L.L.C. (the "Company") and James B. Rogers, Jr. ("Rogers").

                                    RECITALS

WHEREAS, the Company and Rogers (collectively the "Parties" or individually a "Party") entered into a subscription agreement dated as of September 9, 1997 (the "Original Agreement");

WHEREAS, the Parties desire to effect certain amendments to the Original Agreement; and

WHEREAS, the Parties desire to set forth their entire agreement in one document, upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

I.       INCORPORATION OF RECITALS

         A. The above recitals are hereby incorporated as an integral part of this Agreement and not as mere introductory material.

II.      SUBSCRIPTION FOR MEMBERSHIP INTEREST

         A. Rogers hereby subscribes for a membership interest ("Interest") in the Company representing 52.14% of the total of all Interests in the Company.

         B. This subscription is based on the terms and conditions described in this Agreement and in the Company's Second Revised Amended and Restated Operating Agreement dated as of April 12, 2000 (the "Operating Agreement").

III.     CONSIDERATION

         A. As consideration for his Interest, Rogers has (i) contributed his industry expertise in the development of the Rogers International Commodity Index (the "Index"), (ii) assigned to the Company all of his right, title and interest in and to the Index, and (iii) licensed to the Company for its nonexclusive use for as long as Rogers has an Interest in the Company the name "Rogers," Rogers' likeliness and Rogers' signature for the development and marketing purposes of the Company, including but not limited to, marketing of the "Rogers Raw Materials Fund, L.P."; "Rogers International

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                  Commodity Index"; the "Rogers International Raw Materials
                  Fund, L.P."; "Rogers Index Funds"; and any other commodity pool (as that term is defined in the Commodity Exchange Act), or any product or fund administered by the Company based on the Index.

         B. As additional compensation for his Interest, Rogers agrees to maintain control over the use of the name Rogers, his likeness and his signature by continuing to provide consulting services for as long as he has an Interest in the Company.

         C. Rogers acknowledges and agrees that the Company has entered into this Agreement based on Rogers' above-described consideration. Rogers' Interest shall constitute security for the continuing obligations of Rogers to the Company as provided in this Agreement.

IV.      OWNERSHIP OF TRADEMARKS

         A. It is agreed that the names and trademarks "Rogers Raw Materials Fund, L.P."; "Rogers International Commodity Index"; "Rogers Index Funds"; "Rogers International Commodity Fund, L.P."; and "Rogers International Raw Materials Fund, L.P." and any other names or trademarks developed for marketing purposes of the Company which consist of, in whole or in part, the name Rogers shall be owned the Company for as long as Rogers has an Interest in the Company. Upon expiration of the Term of the Company (as defined in the Operating Agreement) and/or upon termination of Rogers' Interest in the Company, all trademarks which consist, in whole or in part, of the name Rogers shall be assigned to Rogers. The Parties agree to execute and deliver the necessary documents to effect the assignments of such trademarks.

         B. In addition, upon expiration of the Term of the Company (as defined in the Operating Agreement) and/or upon termination of Rogers' Interest in the Company, the Company shall immediately cease and desist all use of (i) any names or trademarks which consist, in whole or in part, of the name "Rogers" and (ii) Rogers' likeness and Rogers' signature

V.       REPRESENTATIONS AND WARRANTIES

         A. Rogers' represents and warrants to the Company that the "Rogers" name has not been licensed to any other person or entity and its use by the Company is not restricted by any contract, agreement or indenture to which Rogers is a party or otherwise bound.

VI.      ACCEPTANCE OF OPERATING AGREEMENT

         Rogers agrees that upon acceptance of this Agreement and the entry of Rogers' name in the records of the Company as a Member (as that term is defined the Operating Agreement), Rogers shall become a Member of the Company, and hereby


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agrees to each and every term and provision in and of the Operating Agreement as if his signature were subscribed thereto.

VII.     GRANT OF POWER OF ATTORNEY

         Rogers does hereby irrevocably constitute and appoint the Company, through any one of the Managing Members thereof, with full power of substitution, as his true and lawful representative and attorney-in-fact with respect to the Company, granting unto such attorney-in-fact full power and authority on behalf and in the name, place and stead of Rogers to make, execute, acknowledge, deliver, swear to, file and record in all necessary or appropriate places any documents, certificates or instruments which may be considered necessary or desirable by the Company to carry out fully its duties. The foregoing special power of attorney coupled with an interest is irrevocable, and shall survive the dissolution, death, incompetence or incapacity of Rogers. The Company may exercise such power of attorney, as attorney-in-fact, by listing all of the Members executing any agreements, certificates, instruments or documents with the single signature of such attorney-in-fact for all of them.

VIII.    WAIVER & MODIFICATION

         No waiver, alteration or modification of any of the provisions of this Agreement shall be valid unless in writing and signed by the Parties hereto. Either of Clyde C. Harrison or Richard L. Chambers, as Managing Members of the Company, are designated to act on behalf of the Company. If Mr. Harrison and Mr. Chambers cease to be Managing Members of the Company, one of the then Managing Members shall be designated by the Company 's Members to act on behalf of the Company.

IX.      NOTICES

         All notices, requests, demands and other communications shall be in writing and be deemed given when delivered personally (or when personal delivery thereof is refused) or three (3) days after deposited in the United States mail, registered or certified, return receipt requested, to the other Party hereto at the address set forth below or at such other address as either Party may give in writing to the other Party.

         If to Company:                                 If to Rogers:

         Mr. Richard L. Chambers                        Mr. James B. Rogers, Jr.
         Beeland Management Company, L.L.C.             Beeland Interests, Inc,
         1000 Hart Road, Suite 260                      352 Riverside Drive
         Barrington, Illinois 60010                     New York, NY 10025


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         with a copy to:

         Robert P. Bramnik, Esq.
         Wildman, Harrold, Allen & Dixon
         225 West Wacker Drive
         Chicago, Illinois 60606

X.       BINDING NATURE/ASSIGNMENT

         A. This Agreement shall inure to the benefit of and shall be binding upon the executors, administrators, successors and assigns of the Parties.

         B. This Agreement is not transferable or assignable by Rogers except with the prior written consent of the Company. Any transfer or assignment in violation of this provision shall be null and void.

XI.      GOVERNING LAW AND ARBITRATION

         A. This Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the laws regarding conflict of laws.

         B. In the event of any dispute between the Parties arising out of this Agreement, both Parties agree to submit such dispute to the arbitration facilities of the National Futures Association for resolution, the results of which shall be final, binding and conclusive on the parties.

XII.     MISCELLANEOUS

         A. Titles or headings in this Agreement are for convenience only and shall have no substantive effect.

         B. The waiver by a party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or any other provision hereof. Delay in the enforcement of or the insistence on the performance of any right which arises upon the breach or violation of this Agreement shall not operate as a waiver of such or any subsequent breach or violation.

         C. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall, in no event, affect, prejudice or disturb the validity of the remainder of this Agreement, which shall remain in full force and effect, enforceable in accordance with its terms.

         D. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the Parties,


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                  not withstanding that all Parties and not signatories to the same counterpart.

         E. Whenever the context of this Agreement requires, the gender of all terms herein shall include the masculine, feminine and neuter, and the reference to the singular of a term shall also include the plural thereof.

         IN WITNESS HEREOF, the parties have set their hands to this Agreement as of the date first above written.


BEELAND MANAGEMENT COMPANY, L.L.C.                  JAMES B. ROGERS, JR.



By: /s/ Richard L. Chambers                         By: /s/ James B. Rogers, Jr.
    -----------------------                             ------------------------
    One of its Managing Members


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